SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): November 4, 2004

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On November 4, 2004, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended September 26, 2004, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call to discuss its financial results for the quarter ended September 26, 2004, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.

     In the Press Release, GEO provided certain pro forma earnings information for the third quarter and nine months ended September 26, 2004 and September 28, 2003, respectively, that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Earnings Information”). Net income is the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Earnings Information. The Press Release presents GEO’s net income for the relevant periods with a prominence equal to or greater than its presentation of the Non-GAAP Earnings Information. The Press Release contains a reconciliation of the Non-GAAP Earnings Information to net income for the relevant periods in a tabular format which is incorporated herein by reference.

     GEO’s management believes that the presentation of the Non-GAAP Earnings Information provides useful information to investors regarding GEO’s financial condition and results of operations for the relevant periods because the Non-GAAP Earnings Information excludes certain items which are expected to be non-recurring in nature. As a result, GEO’s management believes that the exclusion of these items presents a more accurate measure of GEO’s underlying operating performance for the relevant periods than net income, therefore enabling investors to more usefully evaluate GEO’s financial results on a period-to-period basis. GEO’s management also internally used the Non-GAAP Earnings Information to evaluate GEO’s operating performance for the relevant periods.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release, dated November 4, 2004, announcing the financial results of The GEO Group, Inc. for the quarter ended September 26, 2004

99.2	Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended September 26, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
November 10, 2004	By:	/s/ John G. O’Rourke
John G. O’Rourke
Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 4, 2004, announcing the financial results of The GEO Group, Inc. for the quarter ended September 26, 2004

99.2	Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended September 26, 2004

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